                                                                    EXHIBIT 21.1

                 BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                             SUBSIDIARY SCHEDULE
                              DECEMBER 31, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
A-1 Home Health Services, Inc.                                                                Georgia
AdviNet, Inc.                                                                                 Delaware
AGI-Camelot, Inc.                                                                             Missouri
American Transitional Care Dallas - Fort Worth, Inc.                                          Texas
American Transitional Health Care, Inc.                                                       Delaware
American Transitional Hospitals, Inc.                                                         Delaware
American Transitional Hospitals - Texas Medical Center, Inc.                                  Delaware
American Transitional Hospitals of East Tennessee, Inc.                                       Delaware
American Transitional Hospitals of Indiana, Inc.                                              Indiana
American Transitional Hospitals of Oklahoma, Inc.                                             Oklahoma
American Transitional Hospitals of Tennessee, Inc.                                            Tennessee
ATH - Clear Lake, Inc.                                                                        Delaware
ATH - Little Rock, Inc.                                                                       Delaware
ATH - Memphis, Inc.                                                                           Delaware
ATH Columbus, Inc.                                                                            Delaware
ATH Heights, Inc.                                                                             Texas
ATH Oklahoma City, Inc.                                                                       Oklahoma
ATH Tucson, Inc.                                                                              Arizona
Bercy International, Inc.                                                                     California
Beverly Assisted Living, Inc.                                                                 Delaware
Beverly Enterprises International Limited                                                     California
Beverly Enterprises Medical Equipment Corporation                                             California
Beverly Enterprises - Alabama, Inc.                                                           California

                  BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                       SUBSIDIARY SCHEDULE (CONTINUED)
                              DECEMBER 31, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
Beverly Enterprises - Arizona, Inc.                                                           California
Beverly Enterprises - Arkansas, Inc.                                                          California
Beverly Enterprises - California, Inc.                                                        California
Beverly Enterprises - Colorado, Inc.                                                          California
Beverly Enterprises - Connecticut, Inc.                                                       California
Beverly Enterprises - Delaware, Inc.                                                          California
Beverly Enterprises - Distribution Services, Inc.                                             California
Beverly Enterprises - District of Columbia, Inc.                                              California
Beverly Enterprises - Florida, Inc.                                                           California
Beverly Enterprises - Garden Terrace, Inc.                                                    California
Beverly Enterprises - Georgia, Inc.                                                           California
Beverly Enterprises - Hawaii, Inc.                                                            California
Beverly Enterprises - Idaho, Inc.                                                             California
Beverly Enterprises -Illinois, Inc.                                                           California
Beverly Enterprises - Indiana, Inc.                                                           California
Beverly Enterprises - Iowa, Inc.                                                              California
Beverly Enterprises - Kansas, Inc.                                                            California
Beverly Enterprises - Kentucky, Inc.                                                          California
Beverly Enterprises - Louisiana, Inc.                                                         California
Beverly Enterprises - Maine, Inc.                                                             California
Beverly Enterprises - Maryland, Inc.                                                          California
Beverly Enterprises - Massachusetts, Inc.                                                     California
Beverly Enterprises - Michigan, Inc.                                                          California

                  BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                       SUBSIDIARY SCHEDULE (CONTINUED)
                              DECEMBER 31, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
Beverly Enterprises - Minnesota, Inc.                                                         California
Beverly Enterprises - Mississippi, Inc.                                                       California
Beverly Enterprises - Missouri, Inc.                                                          California
Beverly Enterprises - Montana, Inc.                                                           California
Beverly Enterprises - Nebraska, Inc.                                                          California
Beverly Enterprises - Nevada, Inc.                                                            California
Beverly Enterprises - New Hampshire, Inc.                                                     California
Beverly Enterprises - New Jersey, Inc.                                                        California
Beverly Enterprises - New Mexico, Inc.                                                        California
Beverly Enterprises - North Carolina, Inc.                                                    California
Beverly Enterprises - North Dakota, Inc.                                                      California
Beverly Enterprises - Ohio, Inc.                                                              California
Beverly Enterprises - Oklahoma, Inc.                                                          California
Beverly Enterprises - Oregon, Inc.                                                            California
Beverly Enterprises - Pennsylvania, Inc.                                                      California
Beverly Enterprises - Rhode Island, Inc.                                                      California
Beverly Enterprises - South Carolina, Inc.                                                    California
Beverly Enterprises - Tennessee, Inc.                                                         California
Beverly Enterprises - Texas, Inc.                                                             California
Beverly Enterprises - Utah, Inc.                                                              California
Beverly Enterprises - Vermont, Inc.                                                           California
Beverly Enterprises - Virginia, Inc.                                                          California
Beverly Enterprises - Washington, Inc.                                                        California
Beverly Enterprises - West Virginia, Inc.                                                     California

                  BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                       SUBSIDIARY SCHEDULE (CONTINUED)
                              DECEMBER 31, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
Beverly Enterprises - Wisconsin, Inc.                                                         California
Beverly Enterprises - Wyoming, Inc.                                                           California
Beverly - Bella Vista Holding, Inc.                                                           Delaware
Beverly Funding Corporation                                                                   Delaware
Beverly Health and Rehabilitation Services, Inc.                                              California
Beverly Holdings I, Inc.                                                                      Delaware
Beverly Indemnity, LTD.                                                                       Vermont
Beverly Manor Inc. of Hawaii                                                                  California
Beverly Manor Inc. of Phoenix                                                                 California
Beverly - Missouri Valley Holding, Inc.                                                       Delaware
Beverly - Rapid City Holding, Inc.                                                            Delaware
Beverly Real Estate Holdings, Inc.                                                            Delaware
Beverly Savana Cay Manor, Inc.                                                                California
Columbia Valley Nursing Home, Inc.                                                            Ohio
Commercial Management, Inc.                                                                   Iowa
Continental Care Centers of Council Bluffs, Inc.                                              Iowa
CS Holding Company                                                                            Delaware
Edgewood Convalescent Hospital                                                                California
Forest City Building, Ltd.                                                                    Missouri
Hallmark Convalescent Homes, Inc.                                                             Michigan
Home Medical Systems, Inc.                                                                    Delaware
HomeCare Preferred Choice, Inc.                                                               Delaware
Hospice Preferred Choice, Inc.                                                                Delaware
Hospital Facilities Corporation                                                               California

                  BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                       SUBSIDIARY SCHEDULE (CONTINUED)
                              DECEMBER 31, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
J. David Butler, L.P.T., Inc.                                                                 Texas
Kenwood View Nursing Home, Inc.                                                               Kansas
Liberty Nursing Homes, Incorporated                                                           Virginia
Matrix HealthCare Network, Inc.                                                               Delaware
Matrix Rehabilitation, Inc.                                                                   Delaware
Medical Arts Health Facility of Lawrenceville, Inc.                                           Georgia
Moderncare of Lumberton, Inc.                                                                 North Carolina
Nebraska City S-C-H, Inc.                                                                     Nebraska
Nursing Home Operators, Inc.                                                                  Ohio
Petersen Health Care, Inc.                                                                    Florida
Piedmont No. 1, Inc.                                                                          Missouri
PPI, Inc.                                                                                     New Mexico
Shastina Properties, Inc.                                                                     California
Shastina Realty, Inc.                                                                         California
South Alabama Nursing Home, Inc.                                                              Alabama
South Dakota - Beverly Enterprises, Inc.                                                      California
Spectra Healthcare Alliance, Inc.                                                             Delaware
Synergos - Scottsdale, Inc.                                                                   Arizona
Synergos, Inc.                                                                                California
TMD Disposition Company                                                                       Florida
Vantage Healthcare Corporation                                                                Delaware